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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 24, 1998



                             WONDERWARE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



              0-22044                                  33-0304677
        (Commission File No.)           (IRS Employer Identification No.)

                              100 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (714) 727-3200




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ITEM 5.   OTHER EVENTS.

        On February 15, 1996, Wonderware Corporation (the "Company") entered into a Rights Agreement with The First National Bank of Boston as Rights Agent (the "Rights Agreement") in connection with a Share Purchase Rights Plan approved and adopted by the Company's Board of Directors. A copy of the Rights Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

        On February 24, 1998, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Siebe plc ("Parent"), a United Kingdom public limited company, WDR Acquisition Corp., a Delaware corporation and indirect wholly-owned subsidiary of Parent ("Purchaser") and WDR Sub Corp., a Delaware corporation and wholly-owned subsidiary of Purchaser ("Merger Sub") (the "Merger Agreement"). The Merger Agreement contemplates, among other things, a cash tender offer by Parent and Purchaser for all outstanding shares of the Company's common stock followed by the merger (the "Merger") of Purchaser with and into the Company. The Merger Agreement and the related press release issued by the Company on February 24, 1998 are filed as exhibits 99.2 and 99.3 hereto and are each incorporated herein by reference.

        In connection with the execution of the Merger Agreement, the Board of Directors of the Company approved a First Amendment, dated as of February 24, 1998, to the Rights Agreement (the "Amendment"). The Amendment provides, among other things, that any person acquiring shares of common stock pursuant to the cash tender offer and/or merger under the Merger Agreement would not be deemed an "Acquiring Person" (as defined in the Rights Agreement). The First Amendment is filed as Exhibit No. 99.4 hereto and is incorporated herein by reference.






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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C)    EXHIBITS.

               99.1 Rights Agreement, dated as of February 15, 1996, between the Company and the Rights Agent (incorporated by reference to Exhibit 99.2 to the Company's current report on Form 8-K as filed with Securities and Exchange Commission ("SEC") on February 16, 1996).

               99.2 Agreement and Plan of Merger, dated as of February 24, 1998, by and among the Company, Purchaser and Merger Sub (incorporated by reference to Exhibit 99.7 of the Company's Schedule 14D-9 as filed with the SECon March 2,
                      1998).

               99.3 Joint Press Release, dated February 24, 1998 (incorporated by reference to Exhibit 99.1 of the Company's Schedule 14D-9 as filed with the SEC on March 2, 1998).

               99.4 First Amendment to Rights Agreement, dated as of February 24, 1998, by and between the Company and the Rights Agent.






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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WONDERWARE CORPORATION




Dated:  March 10, 1998                   By: /s/ SAM M. AURIEMMA
                                            ----------------------------------
                                             Sam M. Auriemma
                                             Vice President, Finance and
                                             Chief Financial Officer
















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                                INDEX TO EXHIBITS

       99.1 Rights Agreement, dated as of February 15, 1996, between the Company and the Rights Agent (incorporated by reference to Exhibit
              99.2 to the Company's current report on Form 8-K as filed with Securities and Exchange Commission ("SEC") on February 16, 1996).

       99.2 Agreement and Plan of Merger, dated as of February 24, 1998, by and among the Company, Purchaser and Merger Sub (incorporated by reference to Exhibit 99.7 of the Company's Schedule 14D-9 as filed with the SEC on March 2, 1998).

       99.3 Joint Press Release, dated February 24, 1998 (incorporated by reference to Exhibit 99.1 of the Company's Schedule 14D-9 as filed with the SEC on March 2, 1998).

       99.4 First Amendment to Rights Agreement, dated as of February 24, 1998, by and between the Company and the Rights Agent.









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